SCHEDULE 14A
                         (RULE 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Filed by the Registrant                      [ X ]
Filed by a party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       NOVO NETWORKS, INC.
        (name of Registrant as specified in its charter)


      _____________________________________________________
  (name of person(s) filing Proxy Statement, if other than the
                           Registrant)

Payment of filing fee (check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
    ________________________________________________________

(2) Aggregate number of securities to which transaction applies:
    ________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
    ________________________________________________________

      (4) Proposed maximum aggregate value of transaction:
    ________________________________________________________

                       (5) Total fee paid:
    ________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                   (1) Amount previously paid:
    ________________________________________________________

        (2) Form, schedule or registration statement no.:
    ________________________________________________________

                        (3) Filing party:
    ________________________________________________________

                         (4) Date filed:
    ________________________________________________________

                             [LOGO]





                        October 28, 2002



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Novo Networks, Inc. (the "Company"), which is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Tuesday, December 10, 2002, commencing at 1:00 PM (Central Standard Time). The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.

     The Notice of Annual Meeting and the Proxy Statement fully describe the purposes for the Annual Meeting, which include the following: (i) to elect one Class III director to serve until the 2005 Annual Meeting, and until his successor is duly elected and qualified; (ii) to ratify the selection of Grant Thornton LLP as independent auditor of the Company for the fiscal year ending June 30, 2003; and (iii) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote "FOR" each of those matters. Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.

     The Board has fixed Friday, October 25, 2002, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting at the Company's offices, 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it also will be available for inspection at the Annual Meeting.

     Officers of the Company will be present to help host the Annual Meeting and to respond to any questions from stockholders. Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy without delay. You may vote in person even if you have previously returned a proxy.

                                   Sincerely,

                                   /s/  BARRETT N. WISSMAN

                                   Barrett N. Wissman
                                   President

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 10, 2002



     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Novo Networks, Inc. (the "Company"), a Delaware corporation, will be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Tuesday, December 10, 2002, commencing at 1:00 PM (Central Standard Time).

     The Annual Meeting will be convened for the following purposes:

     1.   to elect one Class III director to serve until the 2005
          Annual Meeting and until his successor is duly elected and qualified;

     2. to ratify the selection of Grant Thornton LLP as independent auditor of the Company for the fiscal year ending June 30, 2003; and

     3. to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of the Company's 2002 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.

     Only stockholders of record on Friday, October 25, 2002, are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting in the Company's offices at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and it will also be available for inspection at the Annual Meeting.

     Each vote is important. To ensure that it is cast, the enclosed proxy should be marked, signed, dated and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose. A stockholder may vote in person even if he or she has previously returned a proxy.



                              By Order of the Board of Directors,

                              /s/  STEVEN W. CAPLE

                              Steven W. Caple
                              Senior Vice President,
                              General Counsel and Secretary




Dallas, Texas
October 28, 2002

                       NOVO NETWORKS, INC.

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 10, 2002

                 DATE, TIME AND PLACE OF MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Novo Networks, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.00002 per share (the "Common Stock"), for use at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting") or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Tuesday, December 10, 2002, commencing at 1:00 PM (Central Standard Time).

     This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 28, 2002. Stockholders should review the information provided herein in conjunction with the Company's 2002 Annual Report to Stockholders (the "Annual Report"), which accompanies this Proxy Statement.

     The Company's principal executive offices are located at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, and its telephone number is (214) 777-4100.

                  INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire. Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary, at the Company's headquarters, a written revocation or duly executed proxy bearing a later date. However, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted "FOR" the proposals (1) and (2) described on the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expense in so doing. In addition, the Company expects to retain the services of Georgeson Shareholder Communications, Inc. to act as the Company's exclusive outside proxy solicitor in connection with the 2002 Annual Meeting. The fee for Georgeson's services is expected to be approximately $5,000, plus reimbursement of certain expenses relating to the proxy solicitation.

          RECORD DATE AND OUTSTANDING VOTING SECURITIES

     October 25, 2002 is the record date (the "Record Date") for determining the stockholders who will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding approximately:

     *    52,323,701 shares of issued and outstanding Common
          Stock held by approximately 1,250 stockholders of record;

     *    No shares of issued and outstanding Series A
          Convertible Preferred Stock (the "Preferred A Stock");

     *    4,500 shares of issued and outstanding Series B
          Convertible Preferred Stock (the "Preferred B Stock") held by approximately 18 stockholders of record;

     *    14,570 shares of Series C Convertible Preferred
          Stock (the "Preferred C Stock") held by approximately seven stockholders of record; and

     *    7,924 shares of Series D Convertible Preferred
          Stock (the "Series D Stock") held by approximately two stockholders of record.

     An additional 326,087, 813,966 and 1,132,000 shares of
Common Stock are issuable upon the conversion of the outstanding
Preferred B Stock, Preferred C Stock and Preferred D Stock, respectively.

     Each share of Common Stock is entitled to one vote. The
Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting.

            QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select an inspector for elections of the Annual Meeting, who will be an employee of the Company's transfer agent. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Under Delaware law, abstentions and broker "non-votes," which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present, but will not be counted as votes cast.

                          VOTE REQUIRED

     The nominee receiving the greatest number of votes cast by those entitled to vote will be elected. For all other matters submitted at the meeting, an affirmative vote of the majority of the shares present in person or by proxy is necessary.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

     The Board has traditionally consisted of nine directors divided into three classes of three directors each, designated Class I, Class II and Class III. Directors in each class serve for a term of three years and until their successors are duly elected and qualified. On October 10, 2002, the Board, acting pursuant to Section 3.1 of the Company's bylaws, reduced the size of the Board to four members. As a result, there are two Class I directors and a single director in each of Class II and Class
III. The term of one class expires at each annual meeting of stockholders.

     At the Annual Meeting, one individual will be elected as a Class III director, to serve until the annual meeting in 2005 and until his successor is duly elected and qualified. The nominee for election at the Annual Meeting as a Class III director of the Board is Barrett N. Wissman. Mr. Wissman currently serves as a director, as well as the President of the Company.

     Under the Company's bylaws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proxy holders may not vote proxies for a greater number of individuals than the nominee named. Unless otherwise instructed, proxy holders will vote proxies for the nominee.

     If elected, Mr. Wissman will serve as a director until the 2005 Annual Meeting and until his successor is duly elected and qualified or until his earlier resignation or removal.
Information about the nominee is set forth in the following section regarding current directors.

     The Board unanimously recommends a vote "FOR" the election of Mr. Wissman as a Class III director.

     INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the nominee for election as a Class III director at the Annual Meeting and the continuing directors whose terms expire at the 2003 and 2004 Annual Meetings, based upon information furnished to the Company by each director.



                     Name                            Age               Principal Occupation                 Director Since
------------------------------------------------    -----    ----------------------------------------    -------------------
CLASS I CONTINUING DIRECTORS
(TERM EXPIRES IN 2003)
   Mark R. Graham                                    44      Principal of Pinnacle Investments, Ltd.             1999

   Jan Robert Horsfall                               42      President and Chief Executive Officer               2000
                                                               of White Summit Strategies, Inc.

CLASS II CONTINUING DIRECTOR
(TERM EXPIRES IN 2004)
   John Stevens Robling, Jr.                         52      Managing Director of The Liati Group, LLC           2001


CLASS III NOMINEE FOR ELECTION AT 2002 ANNUAL MEETING
(TERM EXPIRES IN 2005)
   Barrett N. Wissman                                40      President of the Company                            1999





       CLASS I CONTINUING DIRECTORS - TERM EXPIRES IN 2003

     Mark R. Graham, 44, has been one of the Company's directors since September 22, 1999. He is a principal of Pinnacle Investments. Mr. Graham was formerly a principal of Catalyst Asset Management. He was a private investor based in Philadelphia from 1997 until forming Catalyst. Mr. Graham co-founded Drake Goodwin & Graham, a private equity investment firm, in 1992 and served as a director until 1997. Mr. Graham received a Bachelor of Arts degree in History, cum laude, from the University of Michigan and a Juris Doctor degree from Georgetown University Law Center.

     Jan Robert Horsfall, 42, has been one of the Company's directors since January 1, 2000. Mr. Horsfall is President and Chief Executive Officer of White Summit Strategies. Mr.
Horsfall was formerly President and Chief Executive Officer of PhoneFree.com (now Gemini Voice Solutions) from November of
1999 to April of 2001. From 1996 until joining PhoneFree.com,
Mr. Horsfall was Vice President of Marketing for Lycos. Prior to joining Lycos, Mr. Horsfall was Vice President of Consumer Brands at the Valvoline Company, a division of Ashland. Mr. Horsfall received a Bachelor of Science degree from Colorado State University.

       CLASS II CONTINUING DIRECTOR - TERM EXPIRES IN 2004

     John Stevens Robling, Jr., 52, has been one of the Company's directors since June 5, 2001. He is Managing Director of The Liati Group. He also served in various capacities, including as the Company's Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, from September 22, 1999, through August 31, 2000. Prior to his appointment to these positions, Mr. Robling was Chief Financial Officer of AxisTel Communications, one of the Company's subsidiaries, and PhoneFree.com (now Gemini Voice Solutions).
Before joining AxisTel in 1998, Mr. Robling was an independent financial advisor and specialized in offering private equity investment services to various clients. From 1992 to 1997, Mr.
Robling was a principal, board member, and investment committee member of Hamilton Lane Advisors. Hamilton Lane is a private equity consulting firm headquartered in Philadelphia. Prior to joining Hamilton Lane, Mr. Robling was a Vice President at Lazard Freres & Co. in its International and Mergers and Acquisitions Departments. He was also a member of the Country Advisory Group, an informal partnership among Lazard Freres & Co., S.G. Warburg and Lehman Brothers, which advised the sovereign governments of developing countries. In connection with these engagements, Mr. Robling provided financial advisory services to national telecommunications authorities and multi-national telecommunications companies. Mr. Robling received a Master of Business Administration degree from the University of Chicago and graduated with distinction from Georgetown University.

 NOMINEE FOR ELECTION AT THE 2002 MEETING - TERM EXPIRES IN 2005

     Barrett N. Wissman, 40, has been President and one of the Company's directors since September 22, 1999. He served as Chief Executive Officer from September of 1999 through April of 2000. He is also the sole manager of HW Partners, a co-manager of HW Capital, and a manager of related investment advisory companies, which he co-founded in 1993. Mr. Wissman holds Bachelor of Arts degrees, cum laude, in Economics and Political Science from Yale University, a Master of Arts degree in Music from Southern Methodist University, and a Doctorate degree in Music from Academia Chigiana in Italy

                       EXECUTIVE OFFICERS

     Steven W. Caple, 37, serves as the Company's Senior Vice President, General Counsel and Secretary. He was formerly the Company's Vice President of Legal Affairs. Mr. Caple joined the Company from GTE (now Verizon Communications), where he was an Assistant General Counsel. Prior to GTE, he served as Assistant General Counsel and Director of Legal Affairs for Chancellor Media (now Clear Channel Communications). Mr. Caple joined Chancellor Media from Marcus Cable (now Charter Communications), where he also was Assistant General Counsel and Director of Legal Affairs. Prior to Marcus Cable, Mr. Caple practiced law with the firm of Patton, Haltom, Roberts, McWilliams & Greer. He received his Bachelor of Arts degree from the University of Texas at Dallas and his Doctor of Jurisprudence degree, cum laude, from the University of Arkansas, where he also served as Managing Editor of the Arkansas Law Review.

     Chad E. Coben, 35, serves as the Company's Senior Vice President of Finance and Corporate Development. However, he has given notice of his intent to resign from his position on October 31, 2002. Mr. Coben was formerly a partner of Marcus & Partners, a private equity investment firm focused on opportunities in the media and communications sectors. Prior to Marcus & Partners, Mr. Coben was the Director of Strategic Development of Chancellor Media (now Clear Channel Communications), where he specialized in the acquisition and divestiture of outdoor advertising related businesses and strategic new business investments. From 1996 through 1998, Mr. Coben was the Director of Corporate Development for Marcus Cable (now Charter Communications) where he was involved in finance and M&A related activities. Mr. Coben joined Marcus Cable from NationsBank (now Bank of America), where he served as a Vice President and Client Manager in the Media and Communications Finance Group. Mr. Coben received his Bachelor of Arts degree in Economics from the University of Texas at Austin and his Master of Business Administration degree from the Cox School of Business at Southern Methodist University.

     Susie C. Holliday, 37, serves as the Company's Senior Vice President of Accounting. Ms. Holliday is responsible for the Company's accounting activities. Ms. Holliday was previously Vice President of Regulatory Compliance and Planning for Charter Communications, the fifth largest cable company in the United States. She specialized in Federal Communications regulation, internal budgeting and reporting for Charter. Prior to Charter, she held similar responsibilities for Marcus Cable. Ms. Holliday worked in the cable industry for seven years. Prior to joining Marcus Cable, Ms. Holliday worked for KPMG, certified public accountants, for six years in the Accounting and Audit practice. She received her Bachelor of Science degree in Accounting from the College of William and Mary and is a Certified Public Accountant.

     David N. Link, 55, served as the Company's Executive Vice President of Global Network Operations until his resignation on February 28, 2002. Mr. Link was formerly the President, Chief Executive Officer and Chief Operating Officer of Internet Global Services, Inc., one of the Company's subsidiaries. From 1992 to 1996, Mr. Link was the President of TMI-Telecommunications Management International, an international systems development, engineering and management consulting firm. From 1990 to 1999, Mr. Link was a Principal at Link Resources, a management and engineering consulting firm with contracts supporting various telecommunications firms. Mr. Link received his Bachelor of Science degree in Electrical Engineering from Texas Tech University. He has also completed graduate studies in Electrical Engineering, Industrial Engineering and Utility Administration.

     Patrick G. Mackey, 56, serves as the Company's Senior Vice President of Administration. Mr. Mackey was formerly the Executive Vice President and Chief Financial Officer of Internet Global Services, Inc., one of the Company's subsidiaries. From December 1998 to March 2000, Mr. Mackey was a partner with Tatum CFO Partners, LLP, which assigned him to the Internet Global account. Mr. Mackey was an independent financial consultant from July 1996 to December 1998 working with various start-up companies in the healthcare and software industries. From January 1990 to July 1996, Mr. Mackey was a founder and Executive Vice President, Chief Financial Officer and Chief Operating Officer of MultiTechnology Services, a provider of telephony and cable television in multi-family residential communities. Mr. Mackey received his Bachelor of Science degree in Accounting from Louisiana Tech University and is a Certified Public Accountant.

     Daniel J. Wilson, 37, served as the Company's Executive Vice President and Chief Financial Officer until his resignation on April 30, 2002. Mr. Wilson joined the Company on April 3, 2000, as a Senior Vice President-Corporate Development. Mr. Wilson was previously a partner and co-founder of Marcus & Partners. Prior to forming Marcus & Partners, he was Vice President of Strategic Development of Chancellor Media (now Clear Channel Communications) from October of 1998 to March of 1999. Prior to joining Chancellor Media in 1998, Mr. Wilson served for four years in various financial positions at Marcus Cable (now Charter Communications), most recently as Senior Vice President - Finance and Corporate Development. He received his Bachelor of Science in Business Administration degree, cum laude, with majors in Finance and Accounting from Saint Louis University.

     As disclosed in the Annual Report, a copy of which accompanies this Proxy Statement, the following of the Company's subsidiaries are subject to bankruptcy plans or proceedings:
Internet Global Services, Inc., Novo Networks Operating Corp., e.Volve Technology Group, Inc., Novo Networks International Services, Inc., Novo Networks Global Services, Inc., AxisTel Communications, Inc., and Novo Networks Metro Services, Inc. (collectively, the "Debtor Subsidiaries"). The Company's Named Executive Officers also served as officers or directors of the Debtor Subsidiaries during the fiscal year ended June 30, 2002.

                SECURITY OWNERSHIP OF DIRECTORS,
              MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each person who is a beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each listed stockholder is in care of the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201. All of the shares indicated in the table below are of Common Stock:


                                                      NUMBER OF SHARES     PERCENTAGE
                                                        BENEFICIALLY      BENEFICIALLY
                       HOLDERS                            OWNED (1)         OWNED (1)
---------------------------------------------------   -----------------   -------------
Steven W. Caple (2)                                         96,385              *
Chad E.  Coben (3)                                         782,500             1.5%
Mark R. Graham (4)                                         361,000              *
Susie C. Holliday (5)                                      248,133              *
Jan Robert Horsfall (6)                                    250,000              *
David N. Link (7)                                          110,166              *
Patrick G. Mackey (8)                                      308,824              *
John Stevens Robling, Jr.                                  120,000              *
Daniel J. Wilson (9)                                       120,000              *
Barrett N. Wissman (10)                                  3,212,497             5.9%
Officers and Directors as a Group (10 Persons)(11)       5,609,505            10.0%
Hunt Asset Management, LLC (12)                         10,316,200            19.7%
IEO Investments Limited (13)                            10,316,200            19.7%

*   Represents less than one percent.

(1) For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. For purposes of computing the percentage of outstanding shares of Common Stock held by such person, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Includes (a) 26,385 shares of Common stock owned directly and (b) vested options to purchase 70,000 shares of Common
     Stock.

(3) Includes (a) 60,000 shares of Common Stock owned directly and (b) vested options to purchase 722,500 shares of Common
     Stock.

(4) Includes (a) 125,000 shares of Common Stock owned by a corporation controlled by Mr. Graham, (b) 136,000 shares of Common Stock owned by Catalyst Master Fund, LP in which
     Mr. Graham has shared control and (c) vested options to purchase 100,000 shares of Common Stock.

(5) Includes (a) 14,800 shares of Common Stock owned directly and (b) vested options to purchase 233,333 shares of Common
     Stock.

(6)  Includes vested options to purchase 250,000 shares of Common
     Stock.

(7) Includes 110,166 shares of Common Stock owned directly by Link Family Limited Partnership. Mr. Link's address is 6613
     Forrest Creek Drive, Dallas, Texas 75230.

(8) Includes (a) 17,157 shares of Common Stock owned directly and (b) vested options to purchase 291,667 shares of Common
     Stock.

(9)  Mr. Wilson's address is 5416 Wateka Drive, Dallas, Texas
     75209.

(10) Includes (a) 25,000 shares of Common Stock owned directly,
     (b) vested options to purchase 2,083,333 shares of Common Stock, (c) 968,164 shares of Common Stock held by Sienna Trust, for which Mr. Wissman is a beneficiary and (d) 136,000 shares of Common Stock held by Sandera Partners, LP, in which Mr. Wissman has shared control.

(11) Includes vested options to purchase 3,750,833 shares of Common Stock.

(12) This information is based on information reported by the stockholder in filings made with the Securities and Exchange Commission (the "Commission"). The address of Hunt Asset Management, LLC is 1601 Elm Street, 40th Floor, Dallas, Texas 75201.

(13) This information is based on information reported by the stockholder in filings made with the Commission. The address of IEO Investments Limited is Hunkins Waterfront Plaza, Main Street Post Office Box 556, Charlestown, Nevis, West Indies.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's directors, executive officers, and individuals who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company's directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended June 30, 2002, with the exception of Steven W. Caple, whose Form 3 was file-marked late.

                    BOARD AND ITS COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets on a regular basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2002, the Board had six special meetings and acted by unanimous written consent on one occasion. Each member of the Board participated in at least 75% of such Board and applicable committee meetings held during the fiscal year and the period during which he was a director.

     The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of those committees and their current members are set forth below.

     The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent auditor for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditor, the Company's audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee's attention by management, the independent auditors, or the Board and evaluates public financial reporting documents of the Company. The Audit Committee currently includes Mark R. Graham and John Stevens Robling, Jr. During the fiscal year ended June 30, the Audit Committee met four times.
Mr. Graham currently serves as Chairman.

     The Compensation Committee is responsible for evaluating the Company's compensation policies, administering the Company's stock award and incentive plans and establishing the compensation for the executive officers. Barrett N. Wissman and Mark R. Graham are currently members of the Compensation Committee. The Compensation Committee has established an Option Subcommittee to devote attention to option-related policies and to assist the Compensation Committee in the discharge of its responsibilities. Mr. Graham is currently the sole member of the Option Subcommittee. During the fiscal year ended June 30, 2002, the Board did not call any meetings of either the Compensation Committee or the Option Subcommittee. Instead, all compensation related determinations were made by the full Board.

     The Company does not have an Executive Committee or a Nominating Committee. The functions customarily attributable to an Executive Committee and a Nominating Committee are performed by the Board as a whole. Nominees that are intended to be presented by stockholders at the next Annual Meeting must be received by us at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 30, 2003, in order for them to be considered for inclusion in the proxy and the proxy statement for that annual meeting.

                    COMPENSATION OF DIRECTORS

     Each non-employee director receives $1,000 for each Board meeting and committee meeting attended in person and $500 for each Board meeting and committee meeting attended by conference call.

                    REPORT OF AUDIT COMMITTEE

     The Audit Committee is made up of the following members:
Mark R. Graham and John Stevens Robling, Jr. The Audit Committee operates pursuant to a charter approved and adopted by the Board on September 7, 2000. In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

     The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Company's outside auditor is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the outside auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's outside auditor under generally accepted auditing standards. The Company's outside auditor has expressed the opinion that the Company's audited financial statements conform to generally accepted accounting principles.

     The Audit Committee discussed with the outside auditor the outside auditor's independence from management and the Company, and received the written disclosures concerning the outside auditor's independence required by the Independence Standards Board to be made by the outside auditor to the Company.

     The Audit Committee discussed with the Company's outside auditor the overall scope and plans for its audit. The Audit
Committee also met with the outside auditor to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Commission.

                        AUDIT COMMITTEE

Mark R. Graham
John Stevens Robling, Jr.

                   SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding the compensation awarded of those persons (i) who served or acted as the Company's principal executive officer, (ii) who were the Company's other four most highly compensated executive officers; and (iii) two persons who would have been one of the most highly compensated executive officers had they been employed by the Company as of June 30, 2002 (the "Named Executive Officers") for the past three fiscal years.



                                                                ANNUAL
                                                             COMPENSATION
                                                    ------------------------------     LONG TERM
                                                                                      COMPENSATION
                                                                            OTHER      SECURITIES
                                                                           ANNUAL      UNDERLYING      OTHER
                                                                           COMPEN-      OPTIONS/      COMPEN-
                   NAME                      YEAR   SALARY ($)    BONUS    SATION       SARS (#)       SATION
-----------------------------------------   ------   ---------   -------  --------   -------------   ---------
Steven W. Caple                               2002     127,500    30,000      --            --            --
 Senior Vice President, General Counsel       2001     122,308    15,000      --         60,000(1)        --
 and Secretary                                2000       --         --        --         60,000(2)        --

Chad E. Coben(4)                              2002     180,000    22,500      --            --            --
 Senior Vice President of Finance             2001     180,000    90,000      --         510,000(1)       --
 and Corporate Development                    2000      45,000      --        --         510,000(3)       --

Susie C. Holliday                             2002     117,908     9,375      --            --            --
 Senior Vice President of                     2001     150,000    45,938      --         200,000(1)       --
 Accounting                                   2000      31,250      --        --         200,000(3)       --

David N. Link(6)                              2002     200,000      --        --            --        100,000(5)
 Former Executive Vice President of Global    2001     200,000      --        --         425,000(1)       --
 Operations                                   2000      58,333    25,000      --         425,000(2)       --

Patrick G. Mackey                             2002     180,000      --        --            --            --
 Senior Vice President of Administration      2001     180,000    20,000      --         250,000(1)       --
                                              2000      52,500    20,000      --         250,000(2)       --

Daniel J. Wilson(7)                           2002     150,000    22,500      --            --            --
 Former Executive Vice President and Chief    2001     180,000    90,000      --       1,020,000(1)       --
 Financial Officer                            2000      45,000      --        --       1,020,000(3)       --

Barrett N. Wissman                            2002     190,000      --        --            --            --
 President                                    2001     190,000      --        --       1,400,000(1)       --
                                              2000     117,500      --        --       1,500,000(8)       --


______________

(1)  Represents stock options granted under the 2001 Equity
     Incentive Plan.

(2)  Represents stock options granted under the 1999 Omnibus
     Securities Plan.

(3) Represents non-qualified stock options granted pursuant to stock options issued outside of the 1999 Omnibus Securities
     Plan as provided in their employment agreements.

(4) Mr. Coben gave notice of his intent to resign from his position with the Company effective October 31, 2002.

(5)  Represents a severance payment paid pursuant to a Separation
     Agreement dated February 28, 2002.

(6) Mr. Link resigned from his position with the Company on February 28, 2002.

(7) Mr. Wilson resigned from his position with the Company on April 30, 2002.

(8) Represents 100,000 stock options granted to Mr. Wissman under the 1999 Omnibus Securities Plan in consideration for his services as one of the Company's directors and 1,400,000 non-qualified stock options granted to Mr. Wissman pursuant to stock options issued outside of the 1999 Omnibus Securities Plan as provided in his employment agreement.

              OPTION GRANTS DURING FISCAL YEAR 2002

     We have never granted any stock appreciation rights ("SARs"). No options to acquire shares of Common Stock were granted to the Principal Executive Officer and the Named Executive Officers during the fiscal year ended June 30, 2002.

            AGGREGATED OPTION EXERCISES AND YEAR-END
                OPTION VALUES IN FISCAL YEAR 2002

     There were no options exercised by the Named Executive Officers during the fiscal year ended June 30, 2002, and none of the outstanding options were in-the-money as of that date. The following table describes the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers as of June 30, 2002.



                                                  NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED              VALUE OF
                      SHARES                     OPTIONS/SARS AT FISCAL            UNEXERCISED
                     ACQUIRED                         YEAR END (#)                 IN THE MONEY
                        ON        VALUE      ------------------------------       OPTIONS/SAR AT
       NAME          EXERCISE    REALIZED    EXERCISABLE/     UNEXERCISABLE      FISCAL YEAR END
-------------------  --------    --------    ------------     -------------      ---------------
Steven W. Caple         --          --           70,000           50,000
Chad E. Coben           --          --          765,000          255,000
Susie C. Holliday       --          --          233,333          166,667
David N. Link           --          --          495,833(1)       354,167(1)
Patrick G. Mackey       --          --          291,667          208,333
Daniel J. Wilson        --          --        1,530,000(2)       510,000(2)
Barrett N. Wissman      --          --        2,200,000          700,000

___________

(1) Under the terms of the 1999 Omnibus Securities Plan and the 2001 Equity Incentive Plan, Mr. Link's vested and unvested options were forfeited on September 28, 2002.

(2) Under the terms of the stock options granted outside of the 1999 Omnibus Securities Plan and the 2001 Equity Incentive
     Plan, Mr. Wilson's vested and unvested options were forfeited on July 30, 2002.

                      EMPLOYMENT AGREEMENTS

     Steven W. Caple. On October 5, 2001, the Company entered into a retention agreement with Mr. Caple, pursuant to which he serves as the Company's Senior Vice President, General Counsel and Secretary. Mr. Caple receives an annual base salary of $130,000, with semi-annual bonuses of not less than $30,000, which are payable in April and October of each year. He also was granted options to purchase 60,000 shares of Common Stock under the 1999 Omnibus Securities Plan. These options have an exercise price of $16.88 per share and vest as follows: 20,000 vested on June 26, 2001; 20,000 vested on June 26, 2002; and 20,000 will vest on June 26, 2003. In addition, Mr. Caple was granted options to purchase 60,000 shares of Common Stock under the 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vest as follows: 15,000 vested on June 26, 2001; 15,000 vested on June 26, 2002; 15,000 will vest on June 26, 2003; and 15,000 will vest on June 26, 2004. If the Company terminates Mr. Caple's employment without cause or if he terminates his employment with good reason, Mr. Caple will be entitled to the cash equivalent of his salary for three months and the semi-annual bonus for the period in which the termination occurs.

     Chad E. Coben. On April 4, 2000, the Company entered into an employment agreement with Chad E. Coben, pursuant to which he serves as the Company's Senior Vice President of Finance and Corporate Development. The agreement will expire on April 2, 2004. Mr. Coben receives an annual base salary of $180,000.
Mr. Coben's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. Coben's base salary. Mr. Coben's employment agreement also grants him an option to purchase 510,000 shares of Common Stock. These options have an exercise price of $23.00 per share and will vest as follows: 127,500 vested on July 2, 2000; 127,500 vested on April 2, 2001; 127,500 vested on April 2, 2002; and 127,500 will vest on April 2, 2003. In addition, pursuant to the 2001 Equity Incentive Plan, the Company granted Mr. Coben an option to purchase 510,000 shares of Common Stock. These options have an exercise price of $4.63 per share and vest as follows: 127,500 vested on January 10, 2001; 127,500 vested on April 2, 2001; 85,000 shares vested on April 2, 2002; 85,000 will vest on April 2, 2003; and the remaining 85,000 will vest on April 2. 2004. These options will vest immediately if the Company terminates Mr. Coben's employment without cause or if he terminates his employment for good reason. If the Company terminates Mr. Coben's employment without cause or if he terminates his employment for good reason, Mr. Coben will be entitled to payment of all base salary earned but unpaid accrued and owing to Mr. Coben (including any incentive bonus earned for the applicable fiscal year), plus equal monthly payments in an amount equal to his monthly rate of base salary plus the amount of any incentive bonus paid to him the prior fiscal year, annualized, divided by 12, for a period the greater of six months or the remaining term of his employment with the Company.
Mr. Coben tendered his resignation effective October 31, 2002. If Mr. Coben does not exercise vested options by January 29, 2003 they will expire.

     Susie C. Holliday. On April 17, 2000, the Company entered into an employment agreement with Ms. Holliday, pursuant to which she serves as the Company's Senior Vice President of Accounting. The employment agreement expires on April 17, 2004. Ms. Holliday receives an annual base salary of $150,000, and is entitled to participate in the Company's incentive bonus plan, payable by us on such terms and conditions as determined by the Board and the Compensation Committee, in any event not to exceed 25% of Ms. Holliday's base salary. Ms. Holliday's employment agreement also grants to her an option to purchase 200,000 shares of Common Stock. These options have an exercise price of $18.00 per share and vest as follows: 66,667 vested on April 17, 2001; 66,667 vested on April 17, 2002; and 66,666 will vest on April 17, 2003. Ms. Holliday was granted options to purchase 200,000 shares of Common Stock under the Company's 2001 Equity Incentive Plan. These options have an exercise price of $4.63 per share and vest as follows: 50,000 vested on April 17, 2001; 50,000 vested on April 17, 2002; 50,000 will vest on April 17, 2003; and 50,000 will vest on April 17, 2004. These options will vest immediately if the Company terminates Ms. Holliday's employment without cause or if she terminates her employment for good reason. If the Company terminates Ms. Holliday's employment without cause or if she terminates her employment for good reason, Ms. Holliday will be entitled to payment of all base salary earned but unpaid accrued and owing to Ms. Holliday (including any incentive bonus earned for the applicable fiscal year) plus equal monthly payments equal to her monthly rate of base salary plus the amount of any incentive bonus paid to her during the prior fiscal year, divided by 12, for a period of the greater of six months or the remaining term of her employment agreement.

     Patrick G. Mackey. On March 10, 2000, the Company entered into an employment agreement with Mr. Mackey, pursuant to which he serves as the Company's Senior Vice President of Administration. The initial employment term expires on March 10, 2004, with automatic 12-month renewal terms unless either party gives the other party written notice of non-renewal at least 90 days before the end of the current employment term. Mr. Mackey receives an annual base salary of $180,000, with increases in base salary and awards of bonuses awarded at the discretion of the Board. Pursuant to the 1999 Omnibus Securities Plan, Mr. Mackey was granted an option to purchase 250,000 shares of Common Stock, with an exercise price of $28.50 per share to vest as follows: 83,334 vested on March 16, 2001; 83,333 vested on March 16, 2002; and 83,333 will vest on March 16, 2003. Pursuant to the 2001 Equity Incentive Plan, Mr. Mackey was granted an option to purchase 250,000 shares of Common Stock. His options have an exercise price of $4.63 per share to vest as follows: 62,500 vested on March 16, 2001; 62,500 vested on March 16, 2002; 62,500 will vest on March 16, 2003; and 62,500 will vest on March 16, 2004. These options will vest immediately if the Company terminates Mr. Mackey's employment without cause or if he terminates his employment for good reason. If the Company terminates Mr. Mackey's employment without cause or he terminates his employment for good reason, then Mr. Mackey is entitled to receive an amount of his base salary then in effect for the longer of the remainder of his employment term or six months as well as any earned but unpaid or accrued base salary and vacation time.

     Barrett N. Wissman. On April 3, 2000, the Company entered into an employment agreement with Mr. Wissman. Pursuant to which he serves as the Company's President. The agreement commenced on April 3, 2000 and will expire on April 2, 2004. Mr. Wissman receives an annual base salary of $190,000. Mr. Wissman's employment agreement entitles him to participate in an incentive bonus plan payable by us on such terms and conditions as determined by the Board or the Compensation Committee, in any event, not to exceed 50% of Mr. Wissman's base salary.
Mr. Wissman's employment agreement also grants him an option to purchase 1,400,000 shares of Common Stock. These options have an exercise price of $23.00 per share and vest as follows: 350,000 vested on July 2, 2000; 350,000 vested on April 2, 2001; 350,000 vested on April 2, 2002; and 350,000 shares will vest on April 2, 2003. In addition, pursuant to the 2001 Equity Incentive Plan, the Company granted Mr. Wissman an option to purchase 1,400,000 shares of Common Stock. These options have an exercise price of $4.63 per share and vest as follows: 350,000 shares vested on January 10, 2001; 350,000 vested on April 2, 2001; 233,333 vested on April 2, 2002; 233,333 will vest on April 2, 2003; and the remaining 233,334 will vest on April 2, 2004. These options will vest immediately if the Company terminates Mr. Wissman's employment without cause or if he terminates his employment for good reason. If the Company terminates Mr. Wissman's employment without cause or if he terminates his employment for good reason, Mr. Wissman will be entitled to payment of all base salary earned but unpaid, any accrued but unused vacation pay, all expenses not yet reimbursed and all other benefits earned, accrued and owing to Mr. Wissman (including any incentive bonus earned for the applicable fiscal year). In addition, he will receive equal monthly payments in an amount equal to his monthly base salary, plus the amount of any incentive bonus paid to him the prior fiscal year divided by 12, for the longer of one year or the remaining term of his employment agreement. If Mr. Wissman terminates his employment for good reason, such amount will be paid in one lump sum.

                REPORT OF COMPENSATION COMMITTEE

     Unless the Board specifies otherwise, the Compensation Committee is responsible for reviewing the compensation paid to the Company's executive officers and making recommendations to the Board with respect to such compensation. The Board approves all compensation paid to executive officers, with the exception of grants of stock options which are made by the Option Subcommittee, subject to Board approval, as provided in the Company's 1999 Omnibus Securities Plan and the 2001 Equity Incentive Plan. During the fiscal year ended June 30, 2002, the Board made all compensation related determinations as a whole and did not convene any meetings of the Compensation Committee.

                 OVERALL COMPENSATION OBJECTIVES

     The Company's compensation strategies are designed to attract and to retain the best possible executive talent. Compensation packages to executive officers include a base salary that recognizes individual performance and cash and equity-based incentives designed to align the financial interests of executives with those of the stockholders. The Company maintains long-term agreements with its executives. Each employment agreement provides for a base salary, annual discretionary cash incentive bonus and the award of an option to purchase Common Stock. In entering into these employment agreements, the Compensation Committee and the Board considered such factors as each executive's role in carrying out the Company's business strategy and the potential for increasing value to the Company's stockholders.

         PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION,
       INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION

     The principal elements of compensation to the Company's executive officers include a base salary and annual cash bonuses and, at appropriate intervals, grants of stock options. The Company also provide to the Company's executive officers medical, pension and other fringe benefits generally available to other Company employees. Base salary for the Company's executive officers under their respective agreements was determined by evaluating the responsibilities of the position held by, and the personal experience level of, the specific individual. In determining levels of base salary, the Compensation Committee also decided to set an appropriate level of base compensation to motivate and retain the Company's executive officers in light of the Company's relative position to the Company's competition in the communications industry and the performance standards established for such individuals. The Board based its determination of the base salary and incentive compensation levels for the Company's Principal Executive Officer based upon his business experience and past successes and on the levels of compensation paid to principal executive officers of other similarly situated companies.

     Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance goals are specified in detail by a compensation committee comprised solely of two or more outside directors, payments are approved by a majority vote of the stockholders prior to payment of such compensation and after the material terms of the compensation are disclosed to the stockholders, and the compensation committee certifies that the performance goals were in fact satisfied. During the fiscal year ended June 30, 2002, the Compensation Committee considered the compensation arrangements of the Company's executive officers in light of the requirements of Section 162(m).

     While the Board and the Compensation Committee will continue to give due consideration to the deductibility of compensation payments on future compensation arrangements with the Company's executive officers, the Board and the Compensation Committee will make their compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its stockholders, and deductibility will be only one among a number of factors used by the Board and the Compensation Committee in making their compensation decisions. Accordingly, the Company may enter into compensation arrangements in the future under which payments are not deductible under
Section 162(m).

   MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE

Mark R. Graham
Jan Robert Horsfall
John Stevens Robling, Jr.
Barrett N. Wissman


   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2002, compensation matters were handled by the Board as a whole, and no member of the Board was an officer or employee of the Company other than Barrett N. Wissman. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Board or Compensation Committee, except for Mr. Wissman, who is a director of PhoneFree.com, Inc. (now Gemini Voice Solutions, Inc.), of which Jan Robert Horsfall is a former executive officer.

                  COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Company's Common Stock from the effective date of the Company's Form 10 on February 18, 2000, through June 30, 2002, with the cumulative total return on the NASDAQ Composite Index and the NASDAQ Telecommunications Index over the same period (assuming an investment of $100 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index on February 18, 2000, and reinvestment of all dividends).


              NOVO NETWORKS, INC.      NASDAQ        NASDAQ
                    (NVNW)            COMPOSITE     TELECOM
            ---------------------   -------------   --------
  2/18/00          $100.00             $100.00       $100.00
  3/31/00           125.00              103.65        102.95
  6/30/00            67.39               89.90         81.34
  9/30/00            55.43               83.25         68.19
 12/31/00            19.84               56.00         43.29
  3/31/01             7.88               41.71         31.03
  6/30/01             1.52               48.99         29.11
  9/30/01             0.00*              33.97         18.97
 12/31/01             0.00*              44.21         22.11
  3/31/02             0.57               41.83         16.23
  6/30/02             0.22               33.17          9.67

*  Trading halted by NASDAQ.




                       [PERFORMANCE GRAPH]

                           PROPOSAL 2

               APPOINTMENT OF INDEPENDENT AUDITOR

     Grant Thornton LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended June 30, 2002. The Audit Committee and the Board have also selected Grant Thornton as the independent auditors of the Company for the fiscal year ending June 30, 2003. The ratification of the appointment of Grant Thornton will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Grant Thornton is not ratified by stockholders, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2002 Annual Meeting of Stockholders will be subject to the approval of stockholders at the meeting. No member of Grant Thornton or any of its associates has any financial interest in the Company or its affiliates.

     Grant Thornton's opinion on the Company's financial statements for the year ended June 30, 2002, indicates that it was prepared based on the assumption that the Company continues as a going concern, but that substantial doubt exists concerning the Company's ability to do so. During the period from July 30, 2002, to the present (i) there have been no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused the independent accountants to make reference to such matters in connection with its report; and (ii) there have been no reportable events (as described in Regulation S-K Item 304(a)(i). Representatives of Grant Thornton are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

                           AUDIT FEES

     The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 amounted to $36,500. The aggregate fees billed for professional services rendered by the Company's prior auditor, Arthur Andersen LLP, for review of the financial statements included in the Company's quarterly reports on Form 10-Q amounted to $89,913. In addition, BDO Seidman LLP, the Company's auditor prior to Arthur Andersen, was paid a total of $109,560 for professional services rendered during the fiscal year, primarily for tax related services and consents. Neither Grant Thornton nor Arthur Andersen performed any non-audit services for the Company during the fiscal year, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X.

                         FORMER AUDITORS

     Arthur Andersen, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended June 30, 2001. On July 30, 2002, the Company's Audit Committee and Board unanimously recommended the dismissal of Arthur Andersen as the Company's independent accountant. Arthur Andersen previously served as the Company's outside auditor since January 2, 2001. For the year ended June 30, 2001, Arthur Andersen audit report did not contain any adverse opinion or a disclaimer of opinion nor was it qualified or modified as to audit scope or accounting principles, except that such report did state that substantial doubt existed that the Company could continue as a going concern. During the period from January 2, 2001, through the end of the Company's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in its report. During the period from January 2, 2001, through the end of the Company's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001, to July 30, 2002 (the date of the referenced dismissal), there have been no reportable events (as defined in regulation S-K Item 304(a)(l)(v)).

     BDO Seidman, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended June 30, 2000. On January 2, 2001, the Company dismissed BDO Seidman as its independent public accountant. The decision to change accountants was recommended by the Audit Committee of the Board, and approved by the Board. During the fiscal years ended June 30, 2000, and the interim period subsequent to January 2, 2001, (i) there have been no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, would have caused the independent accountant to make reference to such matter in connection with its report; and (ii) there have been no reportable events (as described in Regulation S-K Item 304 (a)(1). BDO Seidman's report on the financial statements for the year ended June 30, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Neither representatives from BDO Seidman nor Arthur Andersen are expected to attend the Annual Meeting.

     The Board unanimously recommends a vote "FOR" the ratification of the appointment of Grant Thornton as the independent auditor of the company.

      OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING

     The Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

          DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the Commission and the terms of the Company's bylaws. Proposals that are intended to be presented by stockholders at the 2003 Annual Meeting must be received by the Company at 2311 Cedar Springs Road, Suite 400, Dallas, Texas 75201, by June 30, 2003, in order for them to be considered for inclusion in the proxy and the proxy statement for that annual meeting. In the case of other stockholder proposals not submitted in time to be included in the Company's proxy materials, the Company may generally exercise discretionary voting authority, conferred by proxies at the 2003 Annual Meeting.

                        PLEASE DATE, SIGN AND MAIL YOUR
                         PROXY CARD AS SOON AS POSSIBLE

                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVO NETWORKS, INC.

                                DECEMBER 10, 2002





                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



          [X]  PLEASE MARK YOUR VOTES
               AS IN THIS EXAMPLE


                                                           WITHHOLD
                                       FOR                 AUTHORITY
                                the nominee listed      to vote for the
                                      below          nominee listed below
                               ------------------    --------------------

1.  PROPOSAL NO. 1 -                [   ]                    [   ]
    ELECTION OF DIRECTOR

    Nominee:

    Barrett N. Wissman

                                     FOR           AGAINST         ABSTAIN
2.  PROPOSAL NO. 2 -                [   ]           [   ]           [   ]
    RATIFICATION OF SELECTION
    OF GRANT THORNTON LLP
    AS INDEPENDENT AUDITOR



The undersigned acknowledges receipt of (a) Notice of Annual Meeting of Stockholders, (b) the accompanying Proxy Statement, and (c) the Company's 2002 Annual Report to Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.


SIGNATURE 1:____________________________  DATE _____________, 2002


SIGNATURE 2:____________________________  DATE _____________, 2002


PROXY INSTRUCTIONS: Please sign exactly as the name or names appear on your stock certificate (as indicated hereon). If the shares are issued in the name of two or more persons, all of them must sign the proxy. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.

                               NOVO NETWORKS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 10, 2002

         The undersigned, having received the notice and accompanying Proxy Statement for the Annual Meeting of Stockholders of Novo Networks, Inc. (the "Company") to be held on Tuesday, December 10, 2002 (the "Annual Meeting"), hereby appoints Steven W. Caple, Susie C. Holliday and Patrick G. Mackey, and each of them, with full power of substitution, as the undersigned's proxies and attorneys-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares of voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting or any adjournment thereof, as shown below.

                (Continued and to be signed on the reverse side)